May 1, 2002
                                                As Supplemented May 13, 2002 and
                                                May 31, 2002


                                                Money Market Portfolio

                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                      Statement of Additional Information

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Money Market Portfolio. The Portfolio is a separate series of Janus Aspen Series, a Delaware trust.

The Shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. The Portfolio also offers a second class of shares to certain qualified plans or separate accounts of insurance companies.

This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated May 1, 2002, which is incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Portfolio, are incorporated by reference into this SAI and are also available, without charge, from your insurance company or plan sponsor.
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    [JANUS LOGO]
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TABLE OF CONTENTS
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
                Investment Restrictions and
                Investment Strategies.......................................    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent
                and Certain Affiliations....................................   16
                Portfolio Transactions and Brokerage........................   17
                Trustees and Officers.......................................   19
                Purchase of Shares..........................................   23
                Distribution and Shareholder Servicing Plan.................   24
                Redemption of Shares........................................   25
                Dividends and Tax Status....................................   26
                Principal Shareholders......................................   27
                Miscellaneous Information...................................   28
                   Shares of the Trust......................................   28
                   Shareholder Meetings.....................................   28
                   Voting Rights............................................   28
                   Independent Accountants..................................   29
                   Registration Statement...................................   29
                Financial Statements........................................   30
                Appendix A..................................................   31
                   Description of Securities Ratings........................   31
                Appendix B..................................................   33
                   Description of Municipal Securities......................   33

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INVESTMENT RESTRICTIONS AND INVESTMENT STRATEGIES
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INVESTMENT RESTRICTIONS

          The Portfolio has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy.

          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.

          The Portfolio has adopted the following fundamental policies:

          (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

          (2) The Portfolio may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Portfolio's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

          (3) The Portfolio may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (4) The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (5) The Portfolio may not purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

          (6) The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or

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          selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (7) The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

          (8) The Portfolio may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Portfolio interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

          The Portfolio has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

          (1) The Portfolio may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule,
          Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (2) The Portfolio may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

          (3) The Portfolio may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

          (4) The Portfolio may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an

                                                                               3
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          interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

          For purposes of the Portfolio's policies on investing in particular industries, the Portfolio will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Portfolio may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES

          The Portfolio may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

          Under Rule 2a-7, the Portfolio may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

          Pursuant to Rule 2a-7, the Portfolio will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Portfolio may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Portfolio may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

          The following discussion of types of securities in which the Portfolio may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

          The Portfolio may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Portfolio an undivided interest in the underlying loans or securities in the proportion that the Portfolio's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or a part of the Portfolio's

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          participation interest. The Portfolio intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Portfolio's investment portfolio. The Portfolio will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

          The Portfolio also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Portfolio may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Portfolio, as well as other money market rates of interest. The Portfolio will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

          The Portfolio may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Portfolio may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments

                                                                               5
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          usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

          The Portfolio may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Portfolio may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Portfolio's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

          Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. government does not guarantee any aspect of Freddie Mac PCs.

          Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. government does not guarantee any aspect of the Fannie Mae pass-through securities.

          The Portfolio may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae or by pools of conventional mortgages.

          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

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Reverse Repurchase Agreements

          Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

          Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies.

When Issued and Delayed Delivery Securities

          The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Portfolio's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

Investment Company Securities

          From time to time, the Portfolio may invest in securities of other investment companies. The Portfolio is subject to the provisions of
          Section 12(d)(1) of the 1940 Act. The Portfolio may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.

Debt Obligations

          Money Market Portfolio may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Obligations of Financial Institutions

          The Portfolio may invest in obligations of financial institutions. Examples of obligations in which the Portfolio may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other

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          obligations of U.S. banks (including savings and loan associations)
          having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Portfolio may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties and that could reduce the Portfolio's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

          Money Market Portfolio may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by Ginnie Mae. In addition, U.S. Government Securities in which the Portfolio may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

Municipal Leases

          The Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

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          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Portfolio will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

PERFORMANCE DATA
--------------------------------------------------------------------------------

          The Portfolio may provide current annualized and effective annualized yield quotations of the Shares based on the Shares' daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Portfolio in advertising is historical and is not intended to indicate future returns.

          In performance advertising, the Portfolio may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., CDC/Wiesenberger, iMoneyNet's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Portfolio may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolio may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Portfolio may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Portfolio and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines. The Portfolio may also compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

          Any current yield quotation of the Portfolio's Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Portfolio's Shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Portfolio may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

          Income calculated for the purpose of determining the yield of the Portfolio's Shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Portfolio's Shares may differ from the rate of distribution the Shares paid over the same period or the rate of income reported in the Portfolio's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Portfolio's Shares, investors should be aware that the yield fluctuates from day to day and that the Share's yield for any given period is not an indication or representation by the Portfolio of future yields or rates of return on the Portfolio's Shares. The Shares' yield is not fixed or guaranteed, and an investment in the Portfolio is not insured. Accordingly, the Shares' yield information may not necessarily be used to compare Portfolio Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Portfolio are not insured or guaranteed, the yield information may not necessarily be used to compare the Portfolio with investment alternatives which are insured or guaranteed.

          The Shares' current yield and effective yield for the seven-day period ended December 31, 2001, were 1.83% and 1.85%, respectively.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Portfolio's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Portfolio's $1.00 amortized cost price per Share. Should that deviation exceed
          1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Portfolio i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days; iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Portfolio's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

          As stated in the Prospectus, the Portfolio has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio and pay the salaries, fees and expenses of all Portfolio officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Portfolio or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio.

          The Portfolio pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of Portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Portfolio shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record-keeping for which the Portfolio may reimburse Janus Capital for its costs.

          The Portfolio has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee described below, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.50% of average daily net assets. Mortality risk, expense risk and other charges imposed by participating insurance companies are also excluded from the above expense limitation. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

          For the fiscal year ended December 31, 2001, the advisory fee was $241,338. For the fiscal year ended December 31, 2000 and December 31, 1999, the advisory fees were $168,192 and $137,596, respectively.

          The Portfolio's Advisory Agreement is dated April 3, 2002, and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Portfolio or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.

          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), is a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

          In approving the Portfolio's existing Advisory Agreement, the Trustees considered various matters relating to the possible effects on Janus Capital and the Portfolio of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Portfolio's Advisory Agreement as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources and investment process;

          - the terms of the Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Portfolio;

          - the investment performance of the Portfolio and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Portfolio and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of the Portfolio and of comparable funds managed by other advisers;

          - compensation payable by the Portfolio to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Portfolio; and

          - Janus Capital's use of the Portfolio's brokerage transactions to obtain research benefiting the Portfolio or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolio.

          Janus Capital acts as sub-advisor for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

          Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

          Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Portfolio and other certain designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Portfolio.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel, to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Portfolio's custodian. The custodian holds the Portfolio's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Portfolio.

          Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

          Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.

          The Portfolio pays DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system.

          Prior to June 1, 2001, the Portfolio also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

          The Trustees have authorized the Portfolio to use an affiliate of DST as introducing broker for certain Portfolio transactions. Brokerage Commissions paid on such transactions may be used as a means to reduce Portfolio expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Portfolio under its waiver agreement, and such Portfolio receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

          Decisions as to the assignment of portfolio business for the Portfolio and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below.

          Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; and financial stability of the broker or dealer. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999, the Portfolio did not incur any brokerage commissions. The Portfolio generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Portfolio may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Portfolio will be no less favorable than that of contemporaneously available principal transactions.

          Janus Capital may use research products and services in servicing other accounts in addition to the Portfolio. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital may consider sales of Portfolio shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          As of December 31, 2001, the Portfolio owned securities of its regular broker-dealers (or parents) as shown below:

Name of Broker-Dealer                                               Value of Securities Owned
---------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.                                                         $ 6,000,000
Bank One Corp.                                                             $ 2,010,815
Deutsche Banc Alex. Brown, Inc.                                            $13,000,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

          Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus
          Capital: Janus Investment Fund and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.

          The Portfolio's officers are elected annually by the Trustees for a one-year term. The portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series.

------------------------------------------------------------------------------------------------------------------------------
                                                           TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER OF PORTFOLIOS IN
NAME, AGE AND          POSITIONS HELD WITH                          PRINCIPAL OCCUPATIONS DURING THE   FUND COMPLEX OVERSEEN
ADDRESS                PORTFOLIO            LENGTH OF TIME SERVED   PAST FIVE YEARS                    BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*     President,           5/93-Present            President and Chief Executive      51
 100 Fillmore Street   Chairman                                     Officer of Janus Capital;
 Denver, CO 80206      and Trustee                                  President and Director of the
 Age 64                                                             Janus Foundation. Formerly,
                                                                    Chairman and Director (1978-2002)
                                                                    of Janus Capital Corporation; and
                                                                    Director (1997-2001) of Janus
                                                                    Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen      Trustee              9/93-Present            Private Investor. Formerly (1997-  51
 100 Fillmore Street                                                1998) Chief Financial
 Denver, CO 80206                                                   Officer - Boston Market Concepts,
 Age 58                                                             Boston Chicken, Inc., Golden, CO
                                                                    (a restaurant chain)
------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe        Trustee              1/97 Present            Distinguished Visiting Professor   51
 100 Fillmore Street                                                of Business, Thunderbird
 Denver, CO 80206                                                   (American Graduate School of
 Age 57                                                             International Management),
                                                                    Phoenix, AZ, and Professor of
                                                                    Business, University of Colorado,
                                                                    Colorado Springs, CO. Formerly
                                                                    (1988-1999) Principal of
                                                                    Phillips-Smith Retail Group,
                                                                    Colorado Springs, CO (a venture
                                                                    capital firm)
------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart    Trustee              9/93-Present            Corporate Vice President and       51
 100 Fillmore Street                                                General Manager of MKS
 Denver, CO 80206                                                   Instruments - HPS Products,
 Age 57                                                             Boulder, CO (a manufacturer of
                                                                    vacuum fittings and valves)
------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger   Trustee              9/93-Present            Consultant                         51
 100 Fillmore Street
 Denver, CO 80206
 Age 63
------------------------------------------------------------------------------------------------------------------------------

---------------------  ----------------------
                              TRUSTEES
---------------------  ----------------------

NAME, AGE AND          OTHER DIRECTORSHIPS
ADDRESS                HELD BY TRUSTEE
---------------------  ----------------------
INTERESTED TRUSTEE
---------------------------------------------
 Thomas H. Bailey*     N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
---------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------
 Dennis B. Mullen      N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 58
---------------------------------------------
 James T. Rothe        Director, Optika,
 100 Fillmore Street   Inc.; Director,
 Denver, CO 80206      NeoCore Corp.
 Age 57
---------------------------------------------
 William D. Stewart    N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 57
---------------------------------------------
 Martin H. Waldinger   N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 63
---------------------------------------------

* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.


-----------------------------------------------------------------------------------
                                     OFFICERS
-----------------------------------------------------------------------------------
NAME, AGE AND
ADDRESS              POSITIONS HELD WITH PORTFOLIO   LENGTH OF TIME SERVED
-----------------------------------------------------------------------------------
 J. Eric             Executive Vice President and    1/01-Present
 Thorderson*         Portfolio Manager Money Market
 100 Fillmore        Portfolio
 Street
 Denver, CO 80206
 Age 41
-----------------------------------------------------------------------------------
 Thomas A. Early*    Vice President and General      3/98-Present
 100 Fillmore        Counsel
 Street
 Denver, CO 80206
 Age 47
-----------------------------------------------------------------------------------
 Bonnie M. Howe*     Vice President                  12/99-Present
 100 Fillmore
 Street
 Denver, CO 80206
 Age 36
-----------------------------------------------------------------------------------
 Kelley Abbott       Vice President and Secretary    12/99-Present
 Howes*
 100 Fillmore
 Street
 Denver, CO 80206
 Age 36
-----------------------------------------------------------------------------------
 Glenn P.            Treasurer and Chief Accounting  1/96-Present
 O'Flaherty*         Officer
 100 Fillmore
 Street
 Denver, CO 80206
 Age 43
-----------------------------------------------------------------------------------
 Loren M. Starr*     Vice President and Chief        9/01-Present
 100 Fillmore        Financial Officer
 Street
 Denver, CO 80206
 Age 40
-----------------------------------------------------------------------------------
 Heidi J. Walter*    Vice President                  4/00-Present
 100 Fillmore
 Street
 Denver, CO 80206
 Age 34
-----------------------------------------------------------------------------------


-------------------  -----------------------------------------------------------
                                              OFFICERS
-------------------  -----------------------------------------------------------
NAME, AGE AND
ADDRESS              PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-------------------  -----------------------------------------------------------
 J. Eric             Vice President of Janus Capital. Formerly, Senior Analyst
 Thorderson*         (1996- 1999) for Janus Capital Corporation.
 100 Fillmore
 Street
 Denver, CO 80206
 Age 41
--------------------------------------------------------------------------------
 Thomas A. Early*    Vice President, General Counsel, Secretary and Interim
 100 Fillmore        Director of Janus Capital; Vice President, General Counsel
 Street              and Secretary of Janus Distributors; Vice President,
 Denver, CO 80206    General Counsel, Secretary and Director of Janus Services,
 Age 47              Janus Capital International LLC and Janus Institutional
                     Services LLC; Vice President, General Counsel and Director
                     to Janus International (Asia) Limited and Janus
                     International Limited; Vice President, General Counsel and
                     Secretary to the Janus Foundation; and Director for Janus
                     Capital Trust Manager Limited and Janus World Funds.
                     Formerly, Director (2001) of Janus Distributors, Inc.; Vice
                     President, General Counsel, Secretary and Director
                     (2000-2002) of Janus International Holding, Inc.; and
                     Executive Vice President and General Counsel/Mutual Funds
                     (1994-1998) of Prudential Insurance Company.
--------------------------------------------------------------------------------
 Bonnie M. Howe*     Vice President and Assistant General Counsel to Janus
 100 Fillmore        Capital, Janus Distributors and Janus Services. Formerly,
 Street              Assistant Vice President (1997-1999) and Associate Counsel
 Denver, CO 80206    (1995-1999) for Janus Capital Corporation and Assistant
 Age 36              Vice President (1998-2000) for Janus Service Corporation.
--------------------------------------------------------------------------------
 Kelley Abbott       Vice President and Assistant General Counsel of Janus
 Howes*              Capital, Janus Distributors and Janus Services. Formerly,
 100 Fillmore        Assistant Vice President (1997-1999) of Janus Capital
 Street              Corporation; Chief Compliance Officer, Director and
 Denver, CO 80206    President (1997-1999) of Janus Distributors, Inc.; and
 Age 36              Assistant Vice President (1998-2000) of Janus Service
                     Corporation.
--------------------------------------------------------------------------------
 Glenn P.            Vice President of Janus Capital. Formerly, Director of Fund
 O'Flaherty*         Accounting (1991-1997) of Janus Capital Corporation.
 100 Fillmore
 Street
 Denver, CO 80206
 Age 43
--------------------------------------------------------------------------------
 Loren M. Starr*     Vice President of Finance, Treasurer, Chief Financial
 100 Fillmore        Officer and Interim Director of Janus Capital; Vice
 Street              President of Finance, Treasurer and Chief Financial Officer
 Denver, CO 80206    of Janus Services and Janus International Limited; Vice
 Age 40              President of Finance, Treasurer, Chief Financial Officer
                     and Director of Janus Distributors, Janus Capital
                     International LLC and Janus Institutional Services LLC; and
                     Director of Janus Capital Trust Manager Limited and Janus
                     World Funds. Formerly, Vice President of Finance,
                     Treasurer, Chief Financial Officer (2001-2002) and Director
                     (2002) of Janus International Holding, Inc.; Managing
                     Director, Treasurer and Head of Corporate Finance and
                     Reporting (1998-2001) for Putnam Investments; and Senior
                     Vice President of Financial Planning and Analysis
                     (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------
 Heidi J. Walter*    Vice President and Assistant General Counsel to Janus
 100 Fillmore        Capital and Janus Services. Formerly, Vice President and
 Street              Senior Legal Counsel (1995-1999) for Stein Roe & Farnham,
 Denver, CO 80206    Inc.
 Age 34
--------------------------------------------------------------------------------

* "Interested person" of the Trust by virtue of positions with Janus Capital.

          The Trustees are responsible for major decisions relating to the Portfolio's objective, policies and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------------------

                                    FUNCTIONS                               MEMBERS
--------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE                    Reviews the financial reporting         Martin H. Waldinger (Chairman)
                                    process, the system of internal         William D. Stewart
                                    control, the audit process, and the     Dennis B. Mullen
                                    Trusts' process for monitoring
                                    compliance with investment
                                    restrictions and applicable laws and
                                    the Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE                Reviews and makes recommendations       James T. Rothe (Chairman)
                                    regarding matters related to the        William D. Stewart
                                    Trusts' use of brokerage commissions    Dennis B. Mullen
                                    and placement of portfolio
                                    transactions.
--------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE             Reviews various matters related to the  William D. Stewart (Chairman)
                                    operations of the Janus Money Market    Dennis B. Mullen
                                    Funds, including compliance with each   James T. Rothe
                                    Trust's Money Market Fund Procedures.
--------------------------------------------------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          Identifies and recommends individuals   Dennis B. Mullen (Chairman)
 COMMITTEE                          for Trustee membership, consults with   William D. Stewart
                                    Management in planning Trustee          Martin H. Waldinger
                                    meetings, and oversees the
                                    administration of, and ensures the
                                    compliance with, the Governance
                                    Procedures and Guidelines adopted by
                                    the Trusts.
--------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE                  Determines the fair value of            William D. Stewart (Chairman)
                                    restricted securities and other         Dennis B. Mullen
                                    securities for which market quotations  James T. Rothe
                                    are not readily available, pursuant to
                                    procedures adopted by the Trustees.
--------------------------------------------------------------------------------------------------------------

----------------------------------  -----------------------------------
                                    NUMBER OF MEETINGS HELD DURING LAST
                                    FISCAL YEAR
----------------------------------  -----------------------------------
 AUDIT COMMITTEE                    4
-----------------------------------------------------------------------
 BROKERAGE COMMITTEE                5
-----------------------------------------------------------------------
 MONEY MARKET COMMITTEE             4
-----------------------------------------------------------------------
 NOMINATING AND GOVERNANCE          5
 COMMITTEE
-----------------------------------------------------------------------
 PRICING COMMITTEE                  15
-----------------------------------------------------------------------

          The table below gives the dollar range of shares of the Portfolio described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.




-----------------------------------------------------------------------------------------------------------------
                      DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
NAME OF TRUSTEE       SECURITIES IN THE PORTFOLIO   INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN JANUS FUNDS
-----------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY      None                          Over $100,000
-----------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN      None                          Over $100,000
-----------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE        None                          Over $100,000
-----------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART    None                          Over $100,000
-----------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER   None                          Over $100,000
-----------------------------------------------------------------------------------------------------------------

          As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds.

                                                              Aggregate Compensation       Total Compensation
                                                              from the Portfolios for   from the Janus Funds for
                                                                 fiscal year ended         calendar year ended
Name of Person, Position                                         December 31, 2001        December 31, 2001***
-----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $  0                     $      0
William D. Stewart, Trustee**                                          $145                     $185,000
Dennis B. Mullen, Trustee**                                            $187                     $185,000
Martin H. Waldinger, Trustee**                                         $130                     $185,000
James T. Rothe, Trustee**                                              $198                     $185,000

  * Mr. Bailey is an interested person of the Portfolio and of Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

          Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) qualified plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolio's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Portfolio are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Portfolio or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
--------------------------------------------------------------------------------

          Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Shares may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolio or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Shares of the Portfolio or by vote of a majority of 12b-1 Trustees.

          For the year ended December 31, 2001, the total amount paid by the Shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan is $0.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

          Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified plans. Certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Portfolio will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------

          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. In addition, because a class of shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

          All income dividends on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

          Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such plans. See the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

          The officers and Trustees of the Portfolio cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group own less than 1% of the outstanding Shares of the Portfolio. As of April 2, 2002, all of the outstanding Shares of the Portfolio were owned by Janus Capital, which provided seed capital for the Portfolio.

          The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

          The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on May 20, 1993. As of the date of this SAI, the Trust consists of fourteen series of shares, known as "Portfolios," three of which offer three classes of shares, ten of which offer two classes of shares and one of which offers one class of shares.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The Shares of the Portfolio participate equally in dividends and other distributions by the Portfolio, and in residual assets of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion or subscription rights.

          Money Market Portfolio offers two classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, are offered only in connection with investment in and payments under variable contracts and life insurance contracts, as well as certain qualified retirement plans.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or that Portfolio's or class' interest in the matter differs from the interest of the other portfolios or class of the Trust. A shareholder is entitled to one vote for each Share owned.

VOTING RIGHTS

          A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

          The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

          The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Portfolio, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned in "Shareholder Meetings", each share of each portfolio of the Trust has one vote (and fractional votes for fractional shares). Shares of all portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all portfolios of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Portfolio, audit the Portfolio's annual financial statements and prepare its tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          The following audited financial statements for the period ended December 31, 2001 are hereby incorporated into this SAI by reference to the Portfolio's Annual Report dated December 31, 2001:

          Schedules of Investments as of December 31, 2001

          Statement of Assets and Liabilities as of December 31, 2001

          Statement of Operations for the period ended December 31, 2001

          Statement of Changes in Net Assets for the period ended December 31, 2001

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

          The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated

          Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

APPENDIX B
--------------------------------------------------------------------------------

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

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          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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